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   Amendment No. 1, dated as of September 16, 1996 (this
"Amendment"), to the Second Amended and Restated Loan Agreement, dated as of October 18, 1995 (as heretofore amended, supplemented or otherwise modified, the "Agreement") among Duckwall-Alco
                            ---------
Stores, Inc. (the "Borrower") BankAmerica Business Credit, Inc., individually and as agent (the "Agent") and Transamerica Business Credit Corporation (collectively with the Agent, the "Lenders").

                               WITNESSETH

   WHEREAS, Borrower has requested that the Agreement be amended by the Lenders' amending certain provisions of the Agreement and the Lenders are willing to do so on the terms and conditions as hereinafter set forth.

   NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

  1.       DEFINED TERMS.  Unless otherwise defined herein
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           capitalized terms used herein have the meanings set forth
           in the Agreement.

  2.       CONSENT.  The Lenders consent to the assignment to
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           and assumption by the Borrower of fourteen (14) leases of
           store locations from Val Corporation, an Indiana
           Corporation.

  3.        AMENDMENTS.
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            (a)   Section 7.2 (1) is hereby amended in its entirety
                  to read as follows:

                  "Upon request, within forty-five (45) days after the end of each fiscal quarter, a report of the Capital Expenditures of the Borrower for such quarter and for the period from the beginning of the then current Fiscal Year to the end of such quarter, in each case, detailing the amount of Capital Expenditures related to the new stores (the "New Stores") opened with the proceeds from the
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                  Borrower's public offering of shares of its common
                  equity securities (the "Offerings") and showing
                                          ---------
                  the balance of the proceeds remaining from each Offering".

            (b) Section 9.17 and Section 9.21 are each hereby amended by adding an "s" to the term "Offering" to make it "Offerings" whenever it appears therein.

            (c) Section 9.18 is hereby amended in its entirety to read as follows:


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                  "Store Acquisitions and Lease Obligations.
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                  Neither Borrower nor its Subsidiaries shall
                  increase the number of store facilities by more
                  than 40 additional stores (a maximum of 18 "Alco" stores and a maximum of 22 "Duckwall" stores) in any Fiscal Year except that in the 1998 Fiscal
                  Year, the increase in the number of store
                  facilities shall not exceed 50 (not more than
                  27 "Alco Stores" nor 23 "Duckwall" stores). Neither the Borrower nor any of its Subsidiaries shall enter into any lease of real or personal property
                  as lessee or sublessee, if, after giving affect thereto, the aggregate amount of Rentals (as hereinafter defined) payable by the Borrower and its Subsidiaries in any Fiscal Year in respect of such lease and all other such leases would increase the current annual lease obligations of Borrower and its Subsidiaries by more than $2,000,000 per annum (such amount being referred to herein as "Permitted Rentals"). The term "Rentals"
                   -----------------               -------
                  means all payments due as a lessee or sublessee under a lease for the basic rent".

            (d) Section 9.19 and Section 9.24 are each hereby amended by adding the following after the phrase "Adjusted Tangible Net Worth" whenever it appears in the text thereof:

                  "(excluding from the calculation of Adjusted
                  Tangible Net Worth solely for purposes of this covenant, 80% of the proceeds of any Offering other than Borrower's initial Offering)".

  4.        REPRESENTATIONS AND WARRANTIES.  To induce Lenders to
            ------------------------------
            enter into this Amendment, Borrower hereby represents and warrants as follows, with the same effect as if such representations and warranties were set forth in the Agreement.

            (a) Borrower has the power and authority to enter into this Amendment, and has taken all corporate action required to authorize its execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by Borrower and the Agreement, as amended hereby, constitutes the valid and binding obligation of Borrower, enforceable against Borrower n accordance with its terms. The execution, delivery, and performance of this Amendment and the Agreement, as amended hereby, by Borrower, will not violate its certificate of incorporation or by-laws or any agreement or legal requirement binding on Borrower.

            (b) On the date hereof and after giving effect to the terms of this Amendment, (i) the Agreement and the other Loan Documents are in full force and effect and, to the extent that Borrower is a party thereto, constitutes its binding obligation, enforceable against it in accordance


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                  with their respective terms; (ii) no Default or Event of
                  Default has occurred and is continuing; and (iii) Borrower does not have any defense to or setoff, counterclaim or claim against payment of the obligations and enforcement of the Loan Documents based upon a fact or circumstance existing or occurring on or prior to the date hereof.

  5.        LIMITED EFFECT.  Except as expressly amended hereby,
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            all of the covenants and provisions of the Agreement are
            and shall continue to be in full force and effect.

  6.        GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY,
            -------------
            AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE
            INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS
            PROVISIONS) OF THE STATE OF NEW YORK.

  7.        COUNTERPARTS.  This Amendment may be executed by the
            ------------
            parties hereto in any number of separate counterparts, each of which shall be an original, and all of which taken together shall be deemed to constitute one and the same.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective proper and duly authorized officers as of the day and year first above written.

                                 DUCKWALL-ALCO STORES, INC.

                                 By:         /s/ Bryan M. DeCordova
                                    ---------------------------------------
                                 Name:         Bryan M. DeCordova
                                      -------------------------------------
                                 Title             VP-Finance
                                      -------------------------------------

                                 BANKAMERICA BUSINESS CREDIT, INC.

                                 By:          /s/ Walter T. Shellman
                                    ---------------------------------------
                                 Name:          Walter T. Shellman
                                      -------------------------------------
                                 Title:           Vice President
                                       ------------------------------------

                                 TRANSAMERICA BUSINESS CREDIT
                                 CORPORATION

                                 By:           /s/ Terrel W. Harris
                                    ---------------------------------------
                                 Name:           Terrel W. Harris
                                      -------------------------------------
                                 Title:       Region Credit Manager
                                       ------------------------------------